Exhibit 99.1

American Community Bancshares, Inc.

New York Institutional Meetings March 28, 2005 Randy P. Helton – President & CEO

Forward-looking Statements

Service you expect from the people you know

This presentation may contain, in addition to historical information, various “forward looking statements” that represent our judgment concerning the future and are subject to risks and uncertainties that could cause American Community’s actual operating results and financial position to differ materially from those projected in the forward looking statements. Such forward looking statements can be identified by the use of forward looking terminology, such as “may,” “will,” “expect,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereof or comparable terminology. We caution that any such forward looking statements are further qualified by important factors that could cause American Community’s actual operating results and financial position to differ materially from the forward looking statements.

ACBA Corporate Profile

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Headquartered in Charlotte, North Carolina

Assets of $399 million at December 31, 2004

Opened for business in November, 1998

11 branches in the greater Charlotte metropolitan area of North Carolina and the contiguous growth counties of South Carolina with 2 more under construction

Traded on the NASDAQ Small Cap Market under the symbol ACBA

Market capitalization of approximately $70 million after the anticipated exercise of 1 million warrants

Management and Board Profile

Service you expect from the people you know

Management team comprised of seasoned bankers

Average age – 49

Average years in banking – 23

Board of directors with strong area ties and diverse backgrounds

Public accounting

Commercial banking

Investment banking/mergers and acquisitions

Real estate

Mortgage banking

Insurance

Executive recruiting

Our Market Area

Service you expect from the people you know

Our primary market area is the greater Charlotte metropolitan area of North and South Carolina

Union County, NC

Population of 151,000 – Monroe (pop. 29,000) is the largest city.

Fastest growing county in North Carolina.

3rd in market share in Union County

Mecklenburg County, NC

Population of 801,000 – Charlotte (pop. 594,000) is the State’s largest city and the second largest financial center in the country.

Charlotte has consistently been one of the fastest growing areas in the Southeast and is ranked 21st in US population.

Cherokee County, SC

Population of 54,000

Population growth estimated to be approximately 4%

4th in market share in Cherokee County

York County, SC

Population of 170,000

2nd fastest growing county in South Carolina

4th in per capita income in South Carolina

American Community & First National Branch Locations

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McDowell

Rutherford

Polk

Burke

Catawba

Lincoln

Gastonia

Cleveland

Iredell

Rowan

Davidson

Randolph

Cabarrus

Stanly

Montgomery

Richmond

Anson

Union

Mecklenburg

York

Cherokee

Gaston

Gastonia

Charlotte

Union

Chester

Lancaster

Chesterfield

185

185

185

177/US 21

NC & SC 2000 Population

120,000 – 700,000

60,000 – 119,999

35,000 – 59,999

10,000 – 34,999

Business Plan and Philosophy

Service you expect from the people you know

Due to bank consolidation and economic growth, we believe a need exists in our marketplace for a locally based financial services provider focused on individuals and small to med.-sized businesses

We believe it takes a combination of a good location and good people to be successful in building and expanding our franchise.

We plan to continue to develop a branch network in growing markets within our geographic region.

Our strategy has been to open new branches only after we have identified a local banker with a loyal following of loan and deposit customers.

Business Plan and Philosophy (Con’t)

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While eight of our branches have been established de-novo, and three acquired in the FNB purchase, we will continue to consider branch or whole-bank purchases that fit within our geographic region.

We will continue to be highly involved in the communities we serve through our participation in and sponsorship of civic and charitable activities. By demonstrating our commitment to serving our communities we accomplish the following all which assist in the development of our business:

Enhance our image in the community;

Develop brand awareness; and

Create customer loyalty

We believe that our approach to building a strong branch network with a focus on quality service in our local communities, shared with the empowerment of our bankers to make local decisions, will create value for our shareholders.

Balance Sheet Data

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$450,000

$400,000

$350,000

$300,000

$250,000

$200,000

$150,000

$100,000

Total Assets Gross Loans Deposits

2001

2002

2003

2004

At the Year ended December 31,

2001 2002 2003 2004

Total Assets $181,956 $215,105 $281,253 $399,458

Gross Loans 141,267 165,366 204,533 307,988

Deposits 154,909 174,715 208,163 306,665

Total Equity 13,577 23,076 24,189 36,972

Loan Mix as of 12/31/2004

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Leases 5%

Consumer 10%

Resid Mortgage 17%

Construction 13%

Comm RE 26%

C&I 29%

Diversified portfolio

64% of loans float with prime

No 30 year fixed rate residential loans in the portfolio

Loan Quality

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North Carolina Banks Southeast Banks

ACBA Peer* All Peer* All

Net Charge-Offs to

Average Loans 0.11% 0.18% 0.20% 0.13% 0.16%

Non-performing Assets

+90 Day to Total Assets 0.30% 0.34% 0.43% 0.57% 0.40%

Loan Loss Reserve to

Total Loans 1.13% 1.30% 1.30% 1.24% 1.24%

Loan Loss Reserve to

Non-performing Loans 395.91% 299.69% 247.93% 191.29% 248.39%

* Peer banks are defined as banks with assets between $250 and $750 million Source – SNL Datasource for latest dates available

Deposit Mix Change

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As of 12/31/00

Time Deposits, 73%

Money Mkt and Now, 22%

Savings, 1%

Demand, 10%

As of 12/31/04

Time Deposits 58%

Money Mkt and Now 23%

Savings 4%

Demand 15%

Core Deposit Growth

Service you expect from the people you know

Core Deposits as a % of Total Deposits *

45%

40%

35%

30%

25%

20%

15%

10%

5%

0%

35%

27%

32%

30%

37%

42%

1999

2000

2001

2002

2003

2004

* Core deposits=DDA, MM, Savings and NOW

Operating Results Net Income

Service you expect from the people you know $5,000 $4,000 $3,000 $2,000 $1,000 $0

-$1,000

1999

2000

2001

2002

2003

2004

Net Income

Pretax Income

Operating Results

Diluted Earnings Per Share

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$0.90

$0.70

$0.50

$0.30

$0.10

-$0.10

-$0.30

-$0.50

-$0.70

1999

2000

2001

2002

2003

2004

($0.07)

$0.42

$0.51

$0.48

$0.75

($0.60)

Operating Results Return on Average Equity

Service you expect from the people you know

11.00%

9.00%

7.00%

5.00%

3.00%

1.00%

-1.00%

-3.00%

-5.00%

-7.00%

-9.00%

1999

2000

2001

2002

2003

2004

-0.95%

5.82%

6.55%

5.91%

8.50%

-7.50%

Operating Results Net Interest Margin

Service you expect from the people you know

5.00%

4.50%

4.00%

3.50%

3.00%

2.50%

2.00%

1.50%

1.00%

0.50%

0.00%

4.81%

4.28%

3.16% 3.26% 3.42%

3.82%

1999 2000 2001 2002 2003 2004

Operating Results Efficiency Ratio

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120.00%

100.00%

80.00%

60.00%

40.00%

20.00%

0.00%

106.26%

102.38%

80.63% 73.99% 71.71%

67.83%

1999 2000 2001 2002 2003 2004

Competition in the Markets We Serve

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Competitor Estimated Deposit

Balances*

Wachovia $49,675,657,000

Bank of America 18,820,377,000

BB&T 1,906,912,000

First Charter 1,032,313,000

First Citizens 907,705,000

NB Commerce (Suntrust) 764,991,000

American Community 288,409,000

First Trust 195,494,000

RBC Centura 191,809,000

Scottish Bank 110,548,000

* Source – FDIC Deposit Market Share Report as of June 30, 2004

2005 Goals

Service you expect from the people you know

Focus on quality loan growth

Continued emphasis on growing core deposit base

Profitably leverage capital received from warrant exercise

Take advantage of consolidation within our markets to grow market share

Leverage our South Carolina acquisition and aggressively expand that market

2 Year Stock Performance

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120% 100% 80% 60% 40%

20% 0%

Nasdaq—Total

Nasdaq—Bank

ACBA

Dec-02 Jun-03 Dec-03 Jun-04 Dec-04

Why We Are a Great Buy

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the people you know

Market Valuation as of March 22, 2005.

Company	Ticker	State	Year Opened (yr)	Total Assets ($mlns)	Market Price ($)	Total Market Value ($mlns)	Price/ LTM EPS (x)	Price/ 2005 Est. EPS (x)	Price/ Book Value (%)	Price/ Tangible Book (%)	Current Dividend Yield (%)	1-Year Total Return (%)
Crescent Financial Corporation	CRFN	NC	1999	331.3	15.86	56.6	25.2	n/a	211.2	245.9	n/a	10.9
First Community Corporation	FCCO	SC	1995	455.7	19.61	54.7	18.0	n/a	108.4	239.4	1.02	(13.9)
Gateway Financial Holdings, Inc.	GBTS	NC	1998	535.7	18.94	126.1	46.2	32.7	196.1	235.0	0.42	25.5
Greenville First Bancshares, Inc.	GVBK	SC	1999	315.8	20.50	54.3	22.8	n/a	193.4	193.4	n/a	(4.7)
James Monroe Bancorp, Inc.	JMBI	VA	1998	450.5	18.14	80.6	28.3	19.1	218.6	218.6	n/a	(1.7)
Pinnacle Financial Partners, Inc.	PNFP	TN	2000	727.1	21.26	178.4	34.9	24.4	308.1	308.1	n/a	41.5
Southcoast Financial Corporation	SOCB	SC	1998	366.1	23.50	69.8	23.7	n/a	190.8	190.8	n/a	17.5
Average:				**454.6**		**88.6**	**28.4**	**25.4**	**203.8**	**233.0**	**0.72**	**10.7**
Median:				**450.5**		**69.8**	**25.2**	**24.4**	**196.1**	**235.0**	**0.72**	**10.9**
American Community Bancshares	**ACBA**	**NC**	**1998**	**399.1**	**14.60**	**50.9**	**19.5**	**14.9**	**137.7**	**187.7**	**1.37**	**8.3**
ACBA Premium (Discount) to Peer Median							-22.6%	-38.9%	-29.8%	-20.1%		

Source: SNL Financial and Company Financial Reports.

Notes: (1) ACBA 2005 P/E multiple based on RBCo. estimate of $0.98.